UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) June 17, 2004

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Growth Forum 6.0 PowerPoint Presentation

ITEM 9.  REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 17, 2004 at approximately 1:30 pm Eastern Time, the Company’s President, Scott Jarus, and its Chief Financial Officer, Scott Turicchi, will speak at the Thomas Weisel Partners Growth Forum 6.0 Conference. As part of this presentation, the Company is affirming its financial guidance for the second quarter of 2004, which it previously issued during its April 19, 2004 first quarter 2004 earnings conference call. Attached as Exhibit 99.1 are PowerPoint slides that Messrs. Jarus and Turicchi will present at the Conference. A live Webcast of the presentation, including the slides, will be available through the following Website: www.veracast.com/webcasts/twp/growth-forum-2004/88405153.cfm.

Pursuant to Regulation FD, j2 Global hereby furnishes the presentation materials as Exhibit 99.1 to this report.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: June 17, 2004	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Growth Forum 6.0 PowerPoint Presentation